Exhibit 99.2

n the slide entitled “Fiscal 2020 Financial Outlook”, and statements regarding the Company’s planned share repurchase program and anticipated dividend payments for future quarters, as well as statements which can be identified by the use of forward-looking terminology such as "may," "will," “can,” "should," "expect," "intend," "estimate," "continue," "project," "guidance," "forecast," “outlook,” "anticipate," “moving,” “leveraging,” “capitalizing,” “developing,” “drive,” “targeting,” “assume,” “plan,” “build,” “pursue,” “maintain,” “on track,” “well positioned to,” “look forward to,” “to acquire,” “achieve,” “strategic vision,” “growth opportunities” or comparable terms, and similar or other references to future periods. Statements herein regarding our business and transformation strategies; our plans, objectives, goals, beliefs, future events, business conditions, results of operations and financial position; and our business outlook and business trends are forward-looking statements.Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements due to a number of important factors. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following:risks and uncertainties such as expected economic trends;the ability to anticipate consumer preferences;the ability to control costs; the ability to successfully execute our operational efficiency initiatives and growth strategies;the ability to achieve intended benefits, cost savings and synergies from acquisitions; the risk of cybersecurity threats and privacy or data security breaches; andthe impact of tax legislation.Please refer to the Company’s latest Annual Report on Form 10-K and its other filings with the Securities and Exchange Commission for a complete list of risks and important factors.We assume no obligation to revise or update any such forward-looking statements for any reason, except as required by law.   2

tapestry  optimistic innovative, inclusive  OUR VALUES:  brand-led, consumer-centric meritocracy  OUR PRINCIPLES:  global, unique & differentiated  OUR BRANDS:  disciplined, shared & scalable  OUR MODEL:

 DEFINED BY INCLUSIVITY RATHER THAN EXCLUSIVITY, we area global house of brands that embraces the exploration of individuality.We believe that true luxury is a freedom of expression that ignites confidence and authenticity.Approachable and inviting, we celebrate brands that create joy every day for people around the world. Our passion, detailed approach and genuine love of what we do enables us to develop and nurture brands so that they can reach their full potential.The value of our brands is not bestowed by previous generations or borrowed from tradition. It is determined by quality, craftsmanship, creativity and the opportunity for self-expression they provide. We believe anyone from anywhere can have the best idea, and with hard work and dedication anything is possible.   4

   established 1941  AUTHENTIC  CONFIDENT  MODERN  established 1986  EMPOWERED  POLISHED  SOPHISTICATED  established 1993  JOYFUL  FEMININE  OPTIMISTIC   5

      6  As of FY19. Non-GAAP Financials. Store counts reflect directly operated locations.   revenue  $6.0B  operating margin  15.7%  stores  1,540  revenue  $4.3B  operating margin  27.1%  stores  986  revenue  $1.4B  operating margin  13.6%  stores  407  revenue  $389M  operating margin  (4.3%)  stores  147

 TAPESTRY PRODUCT, GEOGRAPHIC & CHANNEL BREAKDOWNGLOBAL HOUSE OF MODERN LUXURY BRANDS WITH FOCUS ON INTERNATIONAL GROWTH &DIRECT-TO-CONSUMER DISTRIBUTION     7  As of FY19.

   OPPORTUNITY ACROSS BRANDS IN THE ATTRACTIVE AND GROWING GLOBAL PREMIUM HANDBAG & ACCESSORIES, FOOTWEAR AND OUTERWEAR MARKETs  Handbags & Accessories  Footwear   Outerwear  $95B  FY19  Handbags & Accessories  Footwear   Outerwear  $91B  FY18         8  +7% GROWTH  Source: Tapestry proprietary global market sizing model & Euromonitor. Growth noted is in constant currency.

LEADERSHIP TEAM

Victor Luis
Chief Executive Officer


Joshua Schulman
CEO and Brand President,
Coach


Anna Bakst
CEO and Brand President,
Kate Spade


Eraldo Poletto
CEO and Brand President,
Stuart Weitzman


Todd Kahn
President, Chief Administrative Officer
and Chief Legal Officer


Tom Glaser
Chief Operations Officer


Joanne Crevoiserat
Chief Financial Officer


Sarah Dunn
Global Human Resources Officer


Noam Paransky
Chief Digital Officer


Zeynep Schoenwaelder
Global Head of Strategy & Data Labs


Andrea Shaw Resnick
Global Head of Investor Relations &
Corporate Communications


tapestry
9

   highlights  2019  from

  11  A YEAR OF meaningful evolution  FISCAL 2019 MILESTONES  Achieved ongoing strength in our businesses internationally, while navigating a challenging retail backdrop in North America.Advanced our strategic initiatives, most notably building the foundation of our multi-brand platform, as we generated the anticipated synergies from the successful integration of Kate Spade, which funded, in part, material investments in systems, as well as our international development.Strengthened Tapestry’s leadership team with key hires: Noam Paransky, Chief Digital Officer; Tom Glaser, Chief Operations Officer; Joanne Crevoiserat, Chief Financial Officer.Delivered strong results at Coach – the largest and most globally diversified brand of our house – highlighted by positive comparable store sales growth and gross margin expansion, underscoring its health and vibrancy.Debuted Nicola Glass’s creative vision at Kate Spade with the new iconic branding elements garnering a positive response from consumers; identified learnings and action items to inform go-forward strategy. Drove top-line growth at Stuart Weitzman, reflecting important progress across people, processes and product.Established and implemented $1B share repurchase program, underscoring our confidence in the future; returned $490M to shareholders through dividend and share repurchase program.Remain steadfast in our long-term strategic vision and focused on maximizing the benefits of our differentiated multi-brand model.

FISCAL 2019 P&L OVERVIEW BY BRAND

	TAPESTRY	COACH	KATE SPADE	STUART WEITZMAN
NET REVENUE	$6,027M +3% growth	$4,271M +1% growth	$1,367M +6% growth	$389M +4% growth
GROSS PROFIT	$4,081M 67.7% margin; +30bps vs. LY	$2,998M 70.2% margin; +70bps vs. LY	$870M 63.6% margin; +40bps vs. LY	$213M 54.8% margin; (330bps) vs. LY
SG&A EXPENSES	$3,136M 52.0% of sales; +150bps vs. LY	$1,841M 43.1% of sales; +10bps vs. LY	$683M 50.0% of sales; +210bps vs. LY	$230M 59.0% of sales; +450bps vs. LY
OPERATING INCOME	$945M 15.7% margin; (120bps) vs. LY	$1,157M 27.1% margin; +50bps vs. LY	$187M 13.6% margin; (170bps) vs. LY	($17M) (4.3%) margin; (780bps) vs. LY
EARNINGS PER DILUTED SHARE	$2.57 (2%) vs. LY			

tapestry *Non-GAAP Financials. Tapestry includes Corporate segment SG&A expenses of $382M (not shown).*

12

   FISCAL 2019 CAPITAL ALLOCATION MILESTONES   13    share repurchase program.  $1B  Board of Directors approved    to shareholders through dividends & share repurchases.  $490M  Company returned  RETURNED 95% of free cash flow TO SHAREHOLDERS THROUGH DIVIDEND &SHARE REPURCHASE PROGRAM

   priorities  2020

FISCAL 2020 STRATEGIC PRIORITIES
INNOVATION AND EXCELLENCE IN *execution*

FUEL BRAND INNOVATION

- Accelerate **product newness**
- Build brand connections through **cultural relevance**

DRIVE GLOBAL GROWTH

- Maximize the opportunity with the **Chinese consumer** globally and across brands

INVEST *in* DIGITAL *&* DATA

- **Increase power of digital platforms**: e-commerce, customer experience & marketing
- Further integrate **Data Labs** into core processes

HARNESS *the* POWER *of* MULTI-BRAND

- Capture full benefit of **multi-brand structure**
- Increase speed and flexibility of **Supply Chain**
- Provide opportunities for **talent movement** across brands, regions and functions tapestry

15

16  we are modifying our capital allocation policy in fiscal 2020, dedicating our resources to driving organic growth.      ORGANIC GROWTH  FISCAL 2020 CAPITAL ALLOCATION PRIORITIES  With continued momentum at Coach, our main priority is to fuel an acceleration in our acquired businesses to unlock the power of our multi-brand platform.At this time, we do not expect to pursue strategic acquisitions.  COMMITMENT TO SHAREHOLDER RETURNS  We are planning to increase the capital we return to shareholders, repurchasing approximately $300M of common stock while maintaining our annual dividend, resulting in a total payout of nearly $700M.

  17  FISCAL 2020 FINANCIAL OUTLOOK  low-single-digit sales growth at Coach driven by positiv
e comparable store sales growth  REVENUE  low-single-digit growth    GROSS MARGI
N  modest year over year decline    approximately in-line with top-line growth  SG&A EXPENSES    EARNINGS PER DILUTED SHARE  roughly even with prior year    low to

mid-single-digit sales growth at Kate Spade   solid sales growth at Stuart Weitzman  reflects pressure from bringing Kate Spade footwear in-house and currency headwinds  growth includes ongoing impact from strategic investments in new stores, regional buy-backs & systems  net interest expense in the area of $45 to $50M  tax rate in the area of 17.5%  Non-GAAP Financials.

   OVERVIEWbyBRAND

 THE SHOPSAT HUDSON YARDSNEW YORK CITY

 ‘ART OF SIGNATURE’ POP-UP AT THE VESSELNEW YORK CITY

 “For over 75 years, Coach has been part of the American landscape. As we write our next chapter, we’re building on our heritage of craftsmanship and confident New York style to deliver a complete lifestyle brand formodern lives.”   Joshua Schulman, CEO & Brand President, Coach   23

 Coach inspires the dreamer in all of us, connecting our modern lives with the spirit of the open road.   our vision    24

 13,500EMPLOYEES  986DIRECTLY OPERATED STORES  $4.27BANNUAL REVENUE   25  As of FY19.

   COACH FISCAL 2019 MILESTONES   26  Achieved seven consecutive quarters of global comparable store sales increases and gross margin expansion for the fiscal year.Delivered strong international growth and outperformed accessible luxury peers in North America; drove e-commerce gains globally.Cascaded leathergoods innovation across the pyramid of fashion, occasion and price; realized continued growth in iconic Signature platform.Gained traction in lifestyle categories, including footwear and ready-to-wear; grew men’s business to nearly $900M at POS.Fueled brand momentum and cultural relevance through collaborations, store initiatives and disruptive marketing campaigns, reinforcing Coach’s distinctive global positioning.

   coach product, geographic & channel breakdownDirect-to-consumer focused with diversified product categories & geographies   27  As of FY19.

 COACH FISCAL 2020 STRATEGIC PRIORITIES  DRIVE product innovation & disruption  enforce Fashion Authority through cultural relevance  Inject excitement into stores  Fuel Digital Innovation & E-commerce Growth   28

 THE SHOPSAT HUDSON YARDSNEW YORK CITY

 “Kate Spade has tremendous opportunity across product categories, channels and geographies. We are leveraging the brand’s global potential, bringing its unique and empowering feminine positioning to women around the world.”  Anna Bakst, CEO & Brand President, Kate Spade   32

 OUR VISION  A globally admired aspirational life & style brand, delivering brand-enhancing profitable growth,where people — our customers and teams — areat the center of everything we do.

 4,800EMPLOYEES  407DIRECTLY OPERATED STORES  $1.37B ANNUAL REVENUE   34  As of FY19.

   Kate spade FISCAL 2019 Milestones  Debuted Nicola Glass’s creative vision with new & iconic brand elements, garnering a positive response; identified clear learnings to inform go-forward strategy.Maintained unique brand positioning with leadership in attributes of Fun, Fashionable & Feminine per U.S. Brand Tracking Survey.Expanded international presence through new store openings and acquisition of operations in Singapore, Malaysia & Australia.Gained notable traction in Greater China, a significant area of opportunity for the brand, highlighted by positive comparable store sales.Announced plans to take footwear business in-house, building on the brand’s strong lifestyle offering.*  *Kate Spade intends to bring women’s footwear business in-house from licensed partner, Steve Madden, in the second half of fiscal 2020.

   KATE SPADE product, geographic & channel breakdownOpportunity to expand internationally with unique and globally-relevant positioning   36  As of FY19.  OTHER ASIA12%

 KATE SPADE FISCAL 2020 STRATEGIC PRIORITIES   37  Solidify brand authority  INTRODUCE exceptional and inspiring products   Enhance omni-channel platform globally  CREATE immersive channel experiences  Engage with Chinese consumers globally

 THE SHOPSAT HUDSON YARDSNEW YORK CITY

 “Stuart Weitzman footwear has long represented quality, style and the beautiful combination of fashion and function. We are building on this foundation as we evolve into a global, multi-channel and multi-category brand.”  ERALDO POLETTO, CEO & Brand President, Stuart Weitzman   41

 Our vision  STUART WEITZMAN IS THE EMBODIMENT OF STRENGTH IN FEMININITY – EMPOWERING AND INSPIRING WOMEN TO TAKE ON THE WORLD IN FASHION AND FUNCTIONAL FOOTWEAR & ACCESSORIES.   42

 1,100EMPLOYEES  147DIRECTLY OPERATED STORES  $389MANNUAL REVENUE   43  As of FY19.

   Stuart Weitzman FISCAL 2019 Milestones  DELIVERED TOP-LINE GROWTH, ADDRESSING AREAS OF OPPORTUNITY EXITING FISCAL 2018.FOCUSED ON PRODUCT FIT AND CONSTRUCTION, CREATING FOUNDATIONAL PIECES CONSISTENT WITH THE BRAND’S DNA.GAINED FURTHER CREDIBILITY IN HANDBAGS AND LEATHERGOODS, A CONTINUED AREA OF OPPORTUNITY FOR THE BRAND.DROVE INTERNATIONAL EXPANSION WITH NEW STORE OPENINGS IN NORTHERN CHINA AND THE BUY-BACK OF OUR OPERATIONS IN SOUTHERN CHINA & AUSTRALIA.EVOLVED MARKETING, FEATURING NEW AND CULTURALLY RELEVANT GLOBAL BRAND AMBASSADORS.   44

 Stuart weitzman FISCAL 2020 STRATEGIC priorities   45  ENHANCE SYSTEMS AND PROCESSES  Maintain Boot & Sandal Authority while Expanding Footwear Expression  DRIVE CREDIBILITY IN HANDBAGS  FUEL CONSUMER DESIRE & BRAND AWARENESS  Expand Globally,with Focus on China

 STUART WEITZMAN product, geographic & channel breakdownOpportunity to expand internationally WITH SOPHISTICATED FOOTWEAR & ACCESSORIES OFFERING COMBINING FUNCTION AND FIT   46  REST OF WORLD18%  As of FY19.

   corporate RESPONSIBILITY

 “Built on our values of Optimism, Innovation and Inclusivity, these goals solidify our commitment to responsible citizenship, as we recognize our role as a leader in our industry to effect real, measurable change. Addressing pressing global issues and contributing to a world that is inclusive, sustainable and safe is a responsibility that we all share.”   VICTOR LUIS, ceo  2025 CORPORATE RESPONSIBILITY STRATEGY & GOALS  OURPEOPLEOURPLANETOURCOMMUNITIES   48

 CORPORATE SOCIAL RESPONSIBILITY  OUR PROGRAM IS FOCUSED ON THREE strategic pillars  OUR PEOPLE  Having individuals from different backgrounds with different experiences around the table creates a diversity of perspectives that enrich our organization.  1  OURPLANET  Tapestry is dedicated to reducing its environmental impact across the world through continuous innovation.  2  OURCOMMUNITIES  Tapestry engages closely with the communities in which our employees live and work, helping to strengthen them.  3   49

 Build diversity in North America Tapestry and brand leadership teams by increasing the number of North America-based ethnic minority leaders to better reflect the company’s general corporate population.Reduce gender and ethnicity differences in the Employee Inclusion Index scores from our Employee Engagement Survey.Demonstrate a focus on career progression, development and mobility by filling 60% of leadership roles (VP+) internally.Enable employees to manage their work and personal life balance by achieving a global core benefit standard for self-care, parental and family care leave policies.  2025GOALS  CORPORATE SOCIAL RESPONSIBILITY  our people  1

 RECENTMILESTONES    Expanded our maternity leave in 2018 in the United States. Donated approximately $500K in fiscal 2018 to organizations that our employees are passionate about through our matching gift programs. Achieved a score of 100 for the fifth consecutive year on the Human Rights Campaign Corporate Equality Index, earningthe designation as a Best Place to Work for LGBTQ Equality.Recognized on the Forbes Diversity & Inclusion List in 2019 for the second consecutive year. Signed the CEO Action Pledge for Diversity & Inclusion in 2017. Maintained a Board of Directors with ethnic, gender and nationality diversity. Recognized by 2020 Women on Boards and Women’s Forumof New York for Board of Directors diversity in fiscal 2017.   CORPORATE SOCIAL RESPONSIBILITY  our people  1   51

 CORPORATE SOCIAL RESPONSIBILITY  our planet  2  Achieve a 20% reduction in absolute Scope 1 & Scope 2 CO2e emissions & 20% reduction in absolute Scope 3 emissions from freight shipping over a 2017 baseline.Attain a 95% traceability & mapping of our raw materials to ensure a transparent & responsible supply chain.Ensure that 90% of leather is sourced from Silver- and Gold-rated Leather Working Group tanneries.Achieve 75% recycled content in packaging and 25% reduction in North America corporate & distribution center waste.Achieve a 10% reduction in water usage across Tapestry and its supply chain.  2025GOALS    Photo courtesy of Friends of the High Line.

 RECENTMILESTONES  CORPORATE SOCIAL RESPONSIBILITY  our planet  2    Achieved a 4.4% reduction in absolute Scope 1 and 2CO2e emissions across Tapestry in fiscal 2018 over a2017 baseline. Provided in-person compliance and anti-corruption training to over 120 suppliers and manufacturers infiscal 2017 and early fiscal 2018.Signed the UN Global Compact in October 2018, reinforcing our commitment to sustainability.Implemented a Coach fur-free policy, beginning with the Fall 2019 collection.    53

 CORPORATE SOCIAL RESPONSIBILITY  our communities  3  2025GOALS    Dedicate 100,000 volunteer service hours completed by our employees around the globe.Give $75M in financial and product donations to nonprofit organizations globally.Provide 50,000 people crafting Coach, kate spade new york and Stuart Weitzman products access to empowerment programs during the workday.

 RECENTMILESTONES  CORPORATE SOCIAL RESPONSIBILITY  our communities  3    Donated over $48M through The Coach Foundation since its inception in 2008 and launched the “Dream It Real” initiative which supports young people as they pursue their dreams.Employed and empowered 162 women in Masoro, Rwanda through the Kate Spade on purpose program in 2017. Engaged 1,850 employees to volunteer a combined 6,000 hours across projects to support their local communities in fiscal 2018. Distributed numerous grants worldwide to nonprofit organizations through the Coach and Kate Spade Foundations. Provided humanitarian response to victims of hurricanes and other natural disasters in fiscal 2017.    55

 VICTOR LUIS, ceo   57  “We are confident in the clarity of our vision, the power of our brands and the benefits of our distinct multi-brand platform.”

   APPENDIX

 The Company reports information in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"). The Company's management does not, nor does it suggest that investors should, consider non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Further, the non-GAAP measures utilized by the Company may be unique to the Company, as they may be different from non-GAAP measures used by other companies. The financial information presented has been presented both including and excluding the effect of certain items related to our Operational Efficiency Plan, Integration & Acquisition-Related Costs, ERP implementation efforts and the impact of tax legislation for Tapestry, Inc. Guidance for certain financial information for the fiscal year ending June 27, 2020 has also been presented on a non-GAAP basis. A reconciliation of our non-GAAP financial measure guidance to the corresponding GAAP measures is not available without unreasonable effort because certain material items that impact these measures, such as the timing and exact amount of charges related to Integration and Acquisition and the costs associated with the Company’s ERP implementation have not yet occurred.The Company operates on a global basis and reports financial results in U.S. dollars in accordance with GAAP.  Sales and gross margin for each segment have been described excluding currency fluctuation effects from translating foreign-denominated sales into U.S. dollars.  The Company calculates constant currency revenue results by translating current period revenue in local currency using the prior year period’s currency conversion rate.Management utilizes these non-GAAP measures to conduct and evaluate its business during its regular review of operating results for the periods affected and to make decisions about Company resources and performance. The Company believes presenting these non-GAAP measures, which exclude items that are not comparable from period to period, is useful to investors and others in evaluating the Company’s ongoing operating and financial results in a manner that is consistent with management’s evaluation of business performance and understanding how such results compare with the Company’s historical performance.    59

   GAAP to non-GAAP ReconciliationFor the Years Ended June 29, 2019 and June 30, 2018  Amounts as of June 29, 2019 primarily represent technology implementation costs. Amounts as of June 29, 2019 represent charges attributable to acquisition and integration costs related to:Organization-related costsProfessional feesOne-time write off of inventoryLimited life purchase accounting adjustmentsAmounts as of June 30, 2018 represent charges attributable to acquisition and integration costs related to the purchase of Kate Spade & Company, and to a lesser extent the acquisition of certain distributors for the Coach and Stuart Weitzman brands and assumed operational control of Kate Spade joint ventures. Provision for income taxes has been favorably impacted as a result of the reversal of certain valuation allowances that were established during purchase accounting. These charges include:Limited life purchase accounting adjustmentsProfessional feesSeverance and other costs related to contractual payments with certain Kate Spade executives Organizational costs as a result of integrationInventory reserves established for the destruction of inventoryAmounts as of June 29, 2019 represent charges primarily due to the transition tax related to foreign earnings deemed to be repatriated. Amounts as of June 30, 2018 represent charges due to the net impact of the transition tax and re-measurement of deferred tax balances.Amounts as of June 30, 2018 primarily represent technology infrastructure costs.  in millions, except per share data; unaudited  GAAP BASIS(AS REPORTED)  ERP IMPLEMENTATION(1)  INTEGRATION & ACQUISITION(2)  IMPACT OF TAX LEGISLATION(3)  NON-GAAP BASIS(EXCLUDING ITEMS)  Gross profit   $4,053.7   $—   $(27.8)   $—   $4,081.5  Selling, general and administrative expenses   3,239.6   36.9   66.6   —   3,136.1  Operating income   814.1   (36.9)   (94.4)   —   945.4  Income before provision for income taxes  766.2   (36.9)   (94.4)   —  897.5  Provision for income taxes  122.8   (9.4)  (25.8)  9.2  148.8  Net income  643.4   (27.5)   (68.6)   (9.2)  748.7  Diluted net income per share  2.21   (0.09)   (0.24)   (0.03)  2.57                GAAP BASIS(AS REPORTED)  OPERATIONAL EFFICIENCY PLAN(4)  INTEGRATION & ACQUISITION(2)  IMPACT OF TAX LEGISLATION(3)  NON-GAAP BASIS(EXCLUDING ITEMS)  Gross profit   $3,848.5   $—   $ (116.4)   $—   $3,964.9  Selling, general and administrative expenses   3,177.7   19.5   185.2   —   2,973.0  Operating income   670.8   (19.5)   (301.6)   —   991.9  Income before provision for income taxes   596.8   (19.5)   (301.6)   —   917.9  Provision for income taxes   199.3   (6.2)   (130.7)   178.2   158.0  Net income   397.5   (13.3)   (170.9)   (178.2)   759.9  Diluted net income per share   1.38   (0.05)   (0.58)   (0.62)   2.63   JUNE 29, 2019  JUNE 30, 2018

   GAAP TO NON-GAAP RECONCILIATION – FOR SEGMENT RESULTS For the Years Ended June 29, 2019 and June 30, 2018  in millions; unaudited  GAAP  COACH  KATESPADE  STUART WEITZMAN  CORPORATE  NON-GAAP  Cost of sales                Integration & Acquisition     (1.9)   (6.3)  (19.6)   —     Gross profit   $4,053.7  $(1.9)  $(6.3)  $(19.6)  $—  $4,081.5  SG&A expenses               Integration & Acquisition    7.1  14.5  15.0  30.0     ERP Implementation    —  —  —  36.9     SG&A expenses  $3,239.6  $7.1  $14.5  $15.0  $66.9  $3,136.1   Operating income  $814.1  $(9.0)  $(20.8)  $(34.6)  $(66.9)  $945.4                Cost of sales                Integration & Acquisition     (4.1)   (106.5)  (5.8)   —     Gross profit   $3,848.5  $(4.1)  $(106.5)  $(5.8)  $—  $3,964.9  SG&A expenses               Integration & Acquisition    0.5  113.7  7.8  63.2     Operational Efficiency Plan    —  —  —  19.5     SG&A expenses  $3,177.7  $0.5  $113.7  $7.8  $82.7  $2,973.0   Operating income  $670.8  $(4.6)  $(220.2)  $(13.6)  $(82.7)  $991.9  JUNE 29, 2019  JUNE 30, 2018

   SEGMENT INFORMATIONFor the Years ENDED June 29, 2019 and June 30, 2018  in millions; unaudited  COACH  KATESPADE  STUART WEITZMAN  CORPORATE  TOTAL  Net sales   $4,270.9   $1,366.8   $389.4   $—   $6,027.1  Gross profit  2,996.4  863.6  193.7   —  4,053.7  Operating Income (loss)  1,148.4   165.7   (51.2)   (448.8)  814.1  Income (loss) before provision for income taxes  1,148.4  165.7   (51.2)   (496.7)  766.2                          Net sales   $4,221.5   $1,284.7   $373.8   $—   $5,880.0  Gross profit   2,931.5   705.7   211.3   —   3,848.5  Operating Income (loss)  1,117.2   (22.7)  (0.3)   (423.4)   670.8  Income (loss) before provision for income taxes   1,117.2   (22.7)   (0.3)  (497.4)   596.8  JUNE 29, 2019  JUNE 30, 2018